EXHIBIT 10.52

                        TERMS & CONDITIONS OF EMPLOYMENT
                                      FOR
                                JOHN ROMANDETTI


POSITION:              President, Denny's, Inc. and Senior Vice President,
                       Flagstar Corporation

BASE PAY:              $325,000:  Increase to $375,000 effective July 1997.

ANNUAL BONUS:          1997 Target:  65% of base salary.  For 1997, 50% tied to
                       Denny's EBITDA performance against plan; 25% tied to Flagstar EBITDA performance against plan; and 25% discretionary.

RETENTION BONUS:
                       $100,000 if actively  employed by Company on December
                       31, 1997; $100,000 if actively employed by Company on December 31, 1998; and $150,000 if actively employed by Company on December 31, 1999.

SEVERANCE PROVISIONS:
                       Same  Change of Control  Agreement  as other members  of
                       Management  Committee.   Absent  Change  of Control,
                       current employment agreement terms apply (2x base pay, and medical subsidy if terminated for a reason other than an illegal act or gross misconduct).

                       If terminated not for cause, Company will provide relocation to anywhere in the continental United States. If still leasing apartment in Spartanburg, any lease liabilities will be covered.

COMMUTING ALLOWANCE:
                       For 1997:  $36,000;   For 1998:  $18,000  (grossed up for
                       taxes) Allowance is to cover cost of commuting home to Phoenix and to rent furnished apartment.

DISABILITY PROTECTION:
                       Should   Romandetti   become   totally   and permanently
                       disabled while employed by the Company and before age 65 (totally and permanently disabled status as determined by the Company's LTD carrier), Romandetti to receive 12 months base pay continuation in addition to regular LTD benefits.

RELOCATION:            Entitled to Company's regular executive-level relocation
                       benefits through December 31, 1998. Company will pay for spouse 's travel to Denny's headquarters city for homefinding trip.

BUSINESS TRAVEL:
                       First class air travel permitted. However, Romandetti will make reasonable attempts to use upgrade coupons, etc. when possible/feasible.


AGREED:                /s/ Stephen W. Wood
                       __________________________________     _________________
                        Stephen W. Wood  (for Flagstar)        Date

                        /s/ John R. Romandetti
                        ----------------------------------     -----------------
                        John R. Romandetti                     Date